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                                                                   Exhibit 23.3

                     CONSENT OF PRICEWATERHOUSECOOPERS LLP

   We hereby consent to the use in this Amendment No. 2 to the Registration Statement on Form S-1 of Motive Communications, Inc. of our report dated
April 14, 2000 relating to the financial statements of Ventix Systems, Inc., which appear in such Amendment No. 2 to the Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                          /S/ PRICEWATERHOUSECOOPERS LLP

Austin, Texas

August 25, 2000